FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

For the Coupon Period ending January 22, 2002

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1998-1G WST Trust
       (Translation of registrants name into English)



     New South Wales     333-64199          98-0181944
    -----------------   ----------------  ------------
    State of Incorp.    Commission File  IRS Employer No.
                             Number


   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrants telephone number

      +612 9284 8816

 NOTEHOLDERS REPORT - SERIES 1998-1G WST TRUST


Date of Report - Determination Date   15-January-02

Housing Loan Collection Period      10-Oct-01 to 09-Jan-02
                                 (inclusive)   (inclusive)

Days in Collection Period             92

Coupon Period          19-Oct-01      to         22-Jan-02
                       (inclusive)             (exclusive)

Days in Coupon Period  		      95

3 month BBSW
at beginning of coupon period         	4.3650%
3 Month USD-LIBOR      			2.41000%
Foreign Exchange Rate  0.62354525564

Available Income       			12,820,748
Total Available Funds  			12,820,748
Accrued Interest Adjustment           	0.00
Redraws Made This Period              	21,456,438
Redraw Shortfall       			0.00
Redraw Facility Draw   			0.00
RFS Issued This Period 			0.00
Trust Expenses         			571,551
Total Payments         			11,125,411
Payment Shortfall      			0.00
Principal Draw This Period            	0.00
Total Principal Draws Outstanding     	0.00
Gross Principal Collections           	99,676,305
Principal Collections  			78,219,868
Excess Available Income               	1,695,337
Excess Collections Distribution       	1,695,337
Liquidity Shortfall    			0.00
Liquidity Net Draw / (Repayment)
this period            			0.00
Remaining Liquidity Shortfall         	0.00
Liquidation Loss       			0.00
Principal Charge Offs  			0.00
Prepayment Benefit Shortfall          	0.00
Average Daily Balance for Qtr         	740,425,145
Subordinated Percentage               	5.2769%
Initial Subrdinated Percentage        	2.3000%
Average Quarterly Percentage          	0.5270%
Chargeoffs             			0.00
Carryover ChargeOffs   			0.00

                       Principal/100,000
Coupon/100,000
Class A      0.00      3,365.6217     225.8564
Class B      0.00      7,968.2313     583.7099

Stated Amount - AUD Equivalent        Percentage  Forex
Percentage
Class A       664,795,906.97           94.72309%   1.00000
Class B        38,706,221.48            5.27691%
RFS                     0.00              	   0.00000
              703,502,128.45          100.00000%  100.00000%

Stated Amount - USD                   Bond Factor
Class A       414,530,333.76                      0.3019817
Class B        24,135,080.77                      0.7472161
RFS                     0.00
              438,665,414.53

                            WST Trust Series 98-1G

                    DELINQUENCY STATISTICS

                 Collection Period Ended:    9th January 2002
                 Number  Current   Instalment     % by      % by
                of Loans Balance     Amount $    Number   Balance

Current         7,990   655,342,596  5,759,833   94.09%    93.15%
1 - 29 Days       395    37,978,680    291,821    4.65%     5.40%
30 - 59 Days       66     7,001,255     49,796    0.78%     1.00%
60 - 89 Days       23     1,896,019     14,857    0.27%     0.27%
90 - 119 Days       3       215,055      2,078    0.04%     0.03%
120 - 149 Days      5       334,633      3,158    0.06%     0.05%
150 - 179 Days      1           564      1,223    0.01%     0.00%
180+ Days           9       733,327      9,836    0.11%     0.10%
TOTAL           8,492   703,502,128  6,132,602  100.00%   100.00%


$A
Scheduled principal     		$          8,074,666
Unscheduled principal   		$         66,141,816
Principal Collections   		$         74,216,482

Fixed Interest Rate Housing Loan        $        113,262,675
Variable Rate Housing Loans             $        590,239,453
                        		$        703,502,128






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series
1998-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1998-1G WST Trust,(Registrant)

Dated: January 23, 2002
By:    /s/ Cameron Kelly


Name: Cameron Kelly

Title:   Principal Accounting Officer